Exhibit 10.28
Execution Copy
FIRST AMENDED AND RESTATED
HSBC SETTLEMENT PRODUCTS
SERVICING AGREEMENT
Dated as of November 13, 2006
NOTE: CERTAIN MATERIAL HAS BEEN OMMITTED FROM THIS AGREEMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2. THE LOCATIONS OF THESE OMISSIONS ARE INDICATED THROUGHOUT THE AGREEMENT BY THE FOLLOWING MARKINGS: [***].

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Section 13.22.	Limitation of Scope of Representations and Warranties and Other Disclosures	28
Section 13.23.	Inspection and Audit Rights	28

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FIRST AMENDED AND RESTATED
HSBC SETTLEMENT PRODUCTS SERVICING AGREEMENT
     This First Amended and Restated HSBC Settlement Products Servicing Agreement (this “Servicing Agreement”), dated as of November 13, 2006, is made by and among the following parties:
     HSBC Bank USA, National Association, a national banking association (“HSBC NA”);
     HSBC Taxpayer Financial Services, Inc., a Delaware corporation (“HSBC TFS”);
     HSBC Trust Company (Delaware), N.A., a national banking association (“HSBC Trust”); and
     Block Financial Corporation, a Delaware corporation (“BFC”).
RECITALS
     A. HSBC NA offers banking products and services, including Settlement Products offered through Block Offices in Retained Locations.
     B. HSBC Trust offers banking products and services, including RALs and RACs offered through Block Offices in Assigned Locations and through the Block Digital Channel.
     C. HSBC TFS purchases loans and participation interests in loans originated by HSBC NA and HSBC Trust.
     D. BFC offers financial products and services to individuals and business entities, and purchases loans and participation interests in loans originated by third party lenders.
     E. HSBC TFS is in the business of servicing loans and other financial products and services, including Settlement Products, for HSBC Bank, HSBC Trust and other financial services companies.
     F. HSBC NA, HTMAC, HSBC TFS and certain of their Affiliates, and BFC and certain of its Affiliates, previously entered into the HSBC Settlement Products Retail Distribution Agreement, dated as of September 23, 2005, as amended by that certain Joinder and First Amendment to Program Contracts, dated as of November 10, 2006 pursuant to which, inter alia, HTMAC was removed as a party to the Program Contracts and HSBC TFS replaced HTMAC as a party thereto, as further amended by that certain Second Amendment to Program Contracts, dated as of the date hereof, and as from time to time further amended, restated, supplemented or otherwise modified (the “Retail Distribution Agreement”), and other agreements related thereto.
     G. Simultaneously with the execution of this Servicing Agreement, HSBC NA, HSBC Trust, HSBC TFS and BFC are entering into the Amended and Restated HSBC Refund Anticipation Loan and Instant Money Advance Participation Agreement, as from time to time amended, restated or otherwise modified (the “Participation Agreement”), pursuant to which

HSBC Bank may sell, and BFC may purchase, Participation Interests in certain Settlement Products originated by HSBC Bank.
     H. HSBC NA, HSBC TFS, HTMAC and BFC previously entered into a Servicing Agreement, dated as of September 23, 2005 (the “Original Servicing Agreement”) to appoint HSBC TFS as the Servicer of the Settlement Products and to administer all Refunds Paid with respect to such Settlement Products.
     I. HSBC NA, HSBC Trust, HSBC TFS and BFC desire to amend and restate the Original Servicing Agreement to reflect the addition of HSBC Trust as the Originator for the Assigned Locations, to reflect the removal of HTMAC as a party, to reflect the replacement of HTMAC by HSBC TFS and to make certain other modifications to the terms of the Original Servicing Agreement, each as more fully set forth herein.
AGREEMENT
     ACCORDINGLY, the parties to this Servicing Agreement agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1. Definitions. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Appendix of Defined Terms and Rules of Construction attached to the Retail Distribution Agreement as Appendix A, which is hereby incorporated by reference herein. All other capitalized terms used herein shall have the meanings set forth below. In the event that any definition specified in this Servicing Agreement for any capitalized term is inconsistent with the definition specified for such term in the Appendix of Defined Terms and Rules of Construction attached to the Retail Distribution Agreement as Appendix A, the definition in the Appendix of Defined Terms and Rules of Construction attached to the Retail Distribution Agreement as Appendix A shall govern.
“2005 Baseline Percentage” shall mean the IRS Collections Percentage for the 2005 Tax Year.
“Base Servicing Fee Factor” shall mean, for each applicable Calculation Period, an amount (i) reasonably determined by the Servicer to cover its anticipated base servicing expenses for such Calculation Period, and (ii) set forth in a notice delivered to the other HSBC Companies and the Block Companies on or before the first December 15th of such Calculation Period; provided, however, that for each Calculation Period such amount shall not exceed the following:

Calculation Period	Maximum Amount
Nov. 1, 2006 — Dec. 31, 2007	[***]
Nov. 1, 2007 — Dec. 31, 2008	[***]
Nov. 1, 2008 — Dec. 31, 2009	[***]
Nov. 1, 2009 — Dec. 31, 2010	[***]
Nov. 1, 2010 — Dec. 31, 2011	[***]
Nov. 1, 2011 — Dec. 31, 2012	$0 if the Participation Agreement is not renewed for such Calculation Period; and, if the Participation Agreement is renewed for such Calculation Period, an amount as agreed to by the Servicer and BFC on or before the commencement of the Renewal Term (as defined in the Participation Agreement) related to such Calculation Period; provided, however, that if no such amount is agreed to, then such amount shall be deemed to be [***] .

Nov. 1, 2012 — Dec. 31, 2013	$0 if the Participation Agreement is not renewed for such Calculation Period; and, if the Participation Agreement is renewed for such Calculation Period, an amount as agreed to by the Servicer and BFC on or before the commencement of the Renewal Term (as defined in the Participation Agreement) related to such Calculation Period; provided, however, that if no such amount is agreed to, then such amount shall be deemed to be [***] .

Nov. 1, 2013 and thereafter	$ 0
“Base Servicing Fee Percentage” shall mean, with respect to a Calculation Period, an amount, expressed as a percentage rounded to six decimal places, equal to the weighted average of (A) with respect to HSBC RALs, the remainder of (I) the product of (a) [***] percent ([***] %), multiplied by (b) the ratio of (i) the RAL and IMA Net Revenues for such Calculation Period, divided by (ii) the portion of Gross RAL and IMA Loan Volume represented by HSBC RALs for such Calculation Period, minus (II) the applicable Service Carry Percentage, but in no event less than zero percent (0%), and (B) with respect to HSBC IMAs, the product of (a) [***] percent ([***] %), multiplied by (b) the ratio of (i) the RAL and IMA Net Revenues for such Calculation Period, divided by (ii) the portion of Gross RAL and IMA Loan Volume represented by HSBC IMAs for such Calculation Period.
“Block Servicing Fee” shall mean, with respect to a Calculation Period, an amount equal to the product of (a) the remainder (but not less than zero) of (i) the Base Servicing Fee Factor for such Calculation Period, minus (ii) the HSBC Base Servicing Fee for such Calculation Period, multiplied by (b) a percentage equal to the sum of one hundred percent (100%) plus the applicable TVM.
“Defaulted RAL/IMA Collection Fee Adjustment Factor” shall mean, with respect to all HSBC RALs and HSBC IMAs (computed separately with respect to all HSBC RALS and all

HSBC IMAs) collected during a Tax Year but originated in a specific earlier Calculation Period, a percentage rounded to six decimal points, computed as follows
[{A multiplied by (1 – B)} divided by C] divided by D,
where
A = the HSBC Base Servicing Fee for the Calculation Period of origination,
B = the applicable Defaulted RAL/IMA Collection Fee Percentage for the Calculation Period of collection,
C = the weighted average Applicable Percentage (by original Principal Amount) for all Participated HSBC RALs and Participated HSBC IMAs originated during such Calculation Period of origination, and
D = the RAL and IMA Net Revenues for such Calculation Period of origination.
“Defaulted RAL/IMA Collection Fee” shall mean, with respect to each Defaulted HSBC RAL and Defaulted HSBC IMA, a collection fee payable to the Servicer equal to the product of (a) the applicable Defaulted RAL/IMA Collection Fee Percentage multiplied by (b) certain amounts otherwise distributable to the Originator, a Participant or other creditor, as set forth in the provisos to Sections 3.4(b), 3.5(b) and 3.6(b) of this Servicing Agreement.
“Defaulted RAL/IMA Collection Fee Credit” shall mean, as of the first day of any Tax Period, the remainder of [***] .
“Defaulted RAL/IMA Collection Fee Percentage” shall be, (a) with respect to all Defaulted HSBC IMAs collected during a specific Calculation Period, [***] percent ([***] %), and (b) with respect to all Defaulted HSBC RALs collected during a specific Tax Year, [***] percent ([***] %), unless the IRS Collections Percentage for the immediately preceding Calculation Period was less than the 2005 Baseline Percentage by at least [***] percent ([***] %), in which event the Defaulted RAL/IMA Collection Fee Percentage for HSBC RALs shall be determined as follows:

Reduction in IRS Collections Percentage
During the Calculation Period Compared to	Defaulted RAL/IMA
2005 Baseline Percentage	Collection Fee Percentage
at least [***] % but less than [***] %	[***]	%
at least [***] % but less than [***] %	[***]	%
at least [***] % but less than [***] %	[***]	%
at least [***] % but less than [***] %	[***]	%
at least [***] % but less than [***] %	[***]	%
     By way of example only, if the 2005 Base Percentage was [***] % and the IRS Collections Percentage for the 2007 Tax Year was [***] % (i.e., a reduction of the IRS Collections Percentage by [***] %), the Defaulted RAL/IMA Collection Fee Percentage for all HSBC RALs collected during the 2008 Calculation Period would be [***] %.

“Defaulted RAL/IMA Pool Collection Fee Credit” shall mean, in any computation of the Defaulted RAL/IMA Collection Fee Credit generated in a particular Calculation Period with respect to HSBC RALs and HSBC IMAs originated in a specific Calculation Period (such amounts computed separately with respect to all HSBC RALS and all HSBC IMAs, then combined to determine the overall credit), the product of [***] .
“Delinquent ERO Charge Collection Fee” shall mean an amount equal to [***] percent ([***] %) of those amounts collected by the Servicer on account of those Delinquent ERO Charges which BFC has identified in writing to the Servicer and specifically authorized the Servicer to collect on behalf of the related ERO.
“Gross RAL and IMA Loan Volume” shall mean, with respect to a Calculation Period, the aggregate gross initial principal amounts of all HSBC RALs and HSBC IMAs made during such Calculation Period.
“HSBC Base Servicing Fee” shall mean, with respect to a Calculation Period, the product of [***] .
“HSBC Servicing Agreement” shall have the meaning set forth in Section 3.1.
“HSBC Servicing Fee” shall mean, with respect to any Calculation Period, the sum of (i) the HSBC Base Servicing Fee, plus (ii) the HSBC Variable Servicing Fee.
“HSBC Variable Servicing Fee” shall mean, with respect to any Calculation Period, the product of [***] .
“IRS Collections Percentage” shall mean, as to any Tax Year, the percentage of [***] .
“Permitted Block Assignment” shall have the meaning set forth in Section 1.3(a).
“Permitted HSBC Assignment” shall have the meaning set forth in Section 1.3(b).
“RAL and IMA Loan Volume Corridor Peak” shall mean, with respect to any Calculation Period, the following amounts:

Calculation Period	Amount
Nov. 1, 2006 - Dec. 31, 2007	[***]
Nov. 1, 2007 - Dec. 31, 2008	[***]
Nov. 1, 2008 - Dec. 31, 2009	[***]
Nov. 1, 2009 - Dec. 31, 2010	[***]
Nov. 1, 2010 - Dec. 31, 2011	[***]
Nov. 1, 2011 - Dec. 31, 2012	[***]
Nov. 1, 2012 - Dec. 31, 2013	[***]
"RAL and IMA Loan Volume Overage” shall mean, with respect to a Calculation Period, [***] .

“RAL and IMA Net Revenues” shall mean, with respect to a Calculation Period, the remainder of (a) the aggregate amount of all RAL Fees, IMA Fees and Refund Account Fees charged or accrued by the Originator with respect to HSBC RALs and HSBC IMAs made during such Calculation Period, plus the RAL and IMA Price Reduction Amount minus (b) the aggregate unpaid Principal Amount of all outstanding HSBC RALs and HSBC IMAs that were made during such Calculation Period, determined as of the December 31st that is the last day of such Calculation Period.
“Service Carry Percentage” shall mean, with respect to a Calculation Period, an amount expressed as a percentage (rounded to six decimal points) equal to [***] .
“Settlement Products Servicing” shall have the meaning set forth in Section 3.1.
“TVM” shall mean a percentage equal to the 12 month average of one year LIBOR for the preceding 12 months (measured on each December 15 following a Tax Period) plus 0.20% (20 basis points).
Section 1.2. Rules of Construction. For all purposes of this Servicing Agreement, unless the context otherwise requires, the rules of construction set forth in the Appendix of Defined Terms and Rules of Construction attached to the Retail Distribution Agreement as Appendix A shall be applicable to this Servicing Agreement.
     Section 1.3. Corporate Reorganizations.
          (a) The Block Companies may assign their rights and obligations under this Servicing Agreement to one or more Subsidiaries of H&R Block without the consent of the HSBC Companies if (i) such assignment is desirable in connection with a reorganization of the business operations of H&R Block’s Subsidiaries, (ii) such contemplated assignment will not materially adversely affect any right or obligation of any HSBC Company under this Servicing Agreement, and (iii) the contemplated assignee (A) is a wholly owned (direct or indirect) Subsidiary of H&R Block and (B) has the operational and financial capacity to meet all obligations of the assigning Block Company under this Servicing Agreement contemplated to be assigned to it (a “Permitted Block Assignment”). The assigning Block Companies shall provide each of the HSBC Companies at least sixty (60) days prior written notice of any contemplated Permitted Block Assignment. The parties hereto agree to amend this Servicing Agreement to the extent necessary to reflect such Permitted Block Assignment.
          (b) The HSBC Companies may assign their rights and obligations under this Servicing Agreement to one or more Subsidiaries of HSBC North American Holdings, Inc., without the consent of the Block Companies if (i) such assignment is desirable in connection with a reorganization of the business operations of HSBC North American Holdings, Inc.’s Subsidiaries, (ii) such contemplated assignment will not materially adversely affect any right or obligation of any Block Company under this Servicing Agreement, and (iii) the contemplated assignee (A) is a wholly owned (direct or indirect) Subsidiary of HSBC North American Holdings, Inc., (B) only with respect to any assignment by HSBC Bank under this Section 1.3(b), is a national bank or federal savings association and (C) has the operational and financial capacity to meet all obligations of the assigning HSBC Company under this Servicing

Agreement contemplated to be assigned to it (a “Permitted HSBC Assignment”). The assigning HSBC Companies shall provide each of the Block Companies at least sixty (60) days prior written notice of any contemplated Permitted HSBC Assignment. The parties hereto agree to amend this Servicing Agreement to the extent necessary to reflect such Permitted HSBC Assignment.
          (c) If HSBC Bank assigns this Servicing Agreement by a Permitted HSBC Assignment, then HSBC Bank shall also assign to such Subsidiary(ies) its rights and obligations under the HSBC Servicing Agreement with respect to this Servicing Agreement.
ARTICLE II
RETENTION OF SERVICER
     Section 2.1. Engagement. The Originator hereby appoints the Servicer, and the Servicer hereby accepts such appointment, to act exclusively as the agent of the Originator to perform the Settlement Products Servicing (as defined in Section 3.1 below) with respect to each of the Settlement Products throughout the term of this Servicing Agreement or for such other period of time as set forth herein, upon and subject to the terms, covenants and provisions hereof.
ARTICLE III
SERVICES TO BE PERFORMED
     Section 3.1. Services as Settlement Product Servicer. The Servicer hereby agrees to serve as the servicer with respect to each of the Settlement Products on behalf of the Originator and for the benefit of each Participant. The Servicer shall service and administer each Settlement Product upon and subject to the terms of this Servicing Agreement and that certain Amended and Restated Services Agreement (as amended from time to time, the “HSBC Servicing Agreement”), dated as of January 20, 2005, by and between HSBC TFS and HSBC Bank (“Settlement Products Servicing”). In the event of any inconsistency between the terms and provisions of this Servicing Agreement and the HSBC Servicing Agreement, the terms and provisions of this Servicing Agreement shall govern and control. The HSBC Servicing Agreement shall not be terminated or permitted to lapse during the term of this Servicing Agreement, except as provided in Section 11.2(a)(ii). Notwithstanding any provision of this Servicing Agreement to the contrary, Originator and Servicer may amend the HSBC Servicing Agreement without the consent of any Participant if such amendment (a) (i) to the extent it pertains to refund anticipation loan programs, pertains uniformly to all refund anticipation loan programs serviced by the Servicer and (ii) to the extent it pertains to instant money advance loan programs, pertains uniformly to all instant money advance loan programs serviced by the Servicer, and (b) does not cause a Material Adverse Effect with respect to any Participant, Block Company or Affiliate thereof, or Franchisee. The Originator and the Servicer shall give prompt notice to each Participant of any breach by the Servicer of its obligations under the HSBC Servicing Agreement, or any termination of the HSBC Servicing Agreement. The Originator hereby makes to each Participant the representations and warranties set forth in Section 13(a) of the HSBC Servicing Agreement (provided that all references therein to “Agreement” shall mean the HSBC Servicing Agreement) as of the date hereof. The Servicer hereby makes to each Participant the representations and warranties set forth in Section 13(b) of the HSBC Servicing

Agreement (provided that all references therein to “Agreement” shall mean the HSBC Servicing Agreement) as of the date hereof.
     Section 3.2. Accounts.
          (a) Deposit Accounts. With respect to each HSBC RAL and HSBC RAC, the Servicer shall establish and maintain, as appropriate, one Refund Deposit Account or one General Collection Deposit Account, or both, in compliance, as applicable, with the Internal Revenue Code and other applicable law, the RAL Documents and/or the Program Contracts, for the benefit, as applicable, of the relevant Settlement Product Client, and the owners of, and participants in, the relevant Settlement Product, for the purposes set forth herein. The Servicer shall deposit into the related Refund Deposit Account, on the day of receipt, any refund paid on account of any HSBC RAL or HSBC RAC. The Servicer shall deposit into the related General Collections Deposit Account, on the day of receipt, all payments and collections received by it on or after the date hereof with respect to the related HSBC RAL or HSBC RAC which do not constitute the Refund Paid.
          (b) IMA Collection Ledger. With respect to the HSBC IMAs, the Servicer shall establish and maintain an appropriate ledger system (the “IMA Collection Ledger”) in compliance with applicable law, the IMA Documents and the Program Contracts, for the benefit of the owners or, and the participants in, the HSBC IMAs, for the purposes set forth herein. The Servicer shall record on the IMA Collection Ledger all amounts deposited in any Deposit Account with respect to the HSBC IMAs pursuant to Section 3.3, Section 3.4 or Section 3.5, as applicable, of this Servicing Agreement, all payments and collections received by it through the cross collection process on account of any delinquent HSBC IMA, to the extent HSBC Companies elect to participate in cross collections with respect to IMAs, and all other payments and collections received by the Servicer on account of a HSBC IMA.
     Section 3.3. Authorized Withdrawals Related to Unparticipated HSBC RALs. With respect to any Deposit Account related to an Unparticipated HSBC RAL and in accordance with the corresponding Application and other related documents including, without limitation, any related RAL Document, the Servicer, following the deposit of any payment or collection into such Deposit Account pursuant to Section 3.2, shall make allocations and withdrawals from such Deposit Account only as follows (the order set forth below constituting an order of priority for such allocations and withdrawals); provided, however, that if the Servicer has established and is maintaining both a Refund Deposit Account and a General Collections Deposit Account with respect to such Unparticipated HSBC RAL and deposits are made concurrently into such accounts, then allocations and withdrawals of such concurrent deposits shall be made first from the related General Collections Deposit Account and then from the related Refund Deposit Account:
          (a) to withdraw any amount deposited in such Deposit Account which was not required to be deposited therein;
          (b) except as otherwise specified below, to allocate on its servicing records all amounts on deposit in such Deposit Account (that represent good funds, net of any prior withdrawals or allocations from the Deposit Account pursuant to this Section 3.3) no later than

4:30 p.m. Eastern time on the Business Day following receipt, in the order listed below; provided, however, that except as provided below, amounts on deposit must be received by the Servicer prior to 8:00 p.m. Eastern time on a Business Day; provided, further, that except as provided below, any amounts received at or after 8:00 p.m. Eastern time on a Business Day shall be deemed to have been received on the following Business Day:
     (i) to the applicable ERO, the Delinquent ERO Charges (payable solely out of the Refund Paid), in the manner and at such times as set forth in Section 9.8(a) of the Retail Distribution Agreement, net of Delinquent ERO Charge Collection Fees (if any, but in any event subject to Section 5.2(b)), which shall be retained by the Servicer;
     (ii) to allocate to the IMA Collection Ledger, all amounts outstanding with respect to any HSBC IMA originated during the related Calculation Period on which the related Settlement Product Client is the obligor;
     (iii) to the Originator, the related RAL Principal Amount;
     (iv) to the Originator, the Late Fees, if any;
     (v) to the applicable creditor or creditors, the First Priority Prior Indebtedness (payable in order of oldest to most recent First Priority Prior Indebtedness, in each case allocated in accordance with the priorities set forth in Section 3.4(b) or Section 3.6(b), as applicable, of this Servicing Agreement); provided, however, that if the source of payment of such amounts is the Refund Paid and if the Servicer receives an information file from the IRS regarding such Refund Paid on or before the second Business Day preceding receipt of such Refund Paid, then if the calendar day following receipt is not a Business Day, such amounts shall be allocated no later than 4:30 p.m. Eastern time on the day of receipt;
     (vi) to the applicable creditor or creditors, via ACH credit or otherwise in accordance with the servicing standard specified in the HSBC Servicing Agreement, the Second Priority Prior Indebtedness;
     (vii) to the applicable Person or Persons entitled thereto, via ACH credit or otherwise in accordance with the servicing standard specified in the HSBC Servicing Agreement, the Other Required Deductions;
     (viii) to the Person or Persons entitled thereto, via ACH credit or otherwise in accordance with the servicing standard specified in the HSBC Servicing Agreement, such other Authorized Deductions as the Settlement Products Client shall have authorized in writing, including any custodian for an XIRA; and
     (ix) to the Settlement Product Client, any remaining amounts to be processed as a Disbursement by the Originator;
provided, with respect to amounts specified in clauses (i), (iv), (v), (vi) and (vii) of Section 3.3(b) above, the Servicer shall on the later of (A) 38 days following the date of

Application, or (B) such later date as may be required by applicable law, transfer to the appropriate account or withdraw and remit to the appropriate recipient, pursuant to wiring instructions from the Originator, all funds allocated pursuant to Section 3.3(b); and with respect to all other amounts specified in Section 3.3(b), the Servicer shall withdraw and remit such amounts to the appropriate recipient, pursuant to wiring instructions from the Originator, on such date of allocation; and further provided, that if any such amount is the subject of a dispute with any Settlement Product Client or third Person, no such disputed amounts shall be allocated or withdrawn from any Deposit Account until a final decision has been made by the Servicer regarding such disputed amount; and, then
          (c) to clear and terminate such Deposit Account upon the termination of the Servicer’s obligations with respect to such Deposit Account under this Servicing Agreement.
The parties hereto acknowledge that, with respect to Unparticipated HSBC RALs, any related ERO Charges shall have already been paid out of related RAL proceeds pursuant to Section 9.8 of the Retail Distribution Agreement. Notwithstanding the foregoing, the order of priority of allocations and distributions specified in clause (b) above shall be subject to the priority of distributions specified in any existing collection agreement related to applicable Second Priority Prior Indebtedness and to which the Servicer is party; provided, however, that any new collection agreement entered into by the Servicer (which shall include any existing collection agreement to which the Servicer is party and as to which the Servicer exercises an option held by it to extend the term of such collection agreement beyond December 31, 2007) shall provide for priority of distributions consistent with clause (b) above.
     Section 3.4. Authorized Withdrawals Related to Participated HSBC RALs. With respect to any Deposit Account related to a Participated HSBC RAL and in accordance with the corresponding Application and other related documents including, without limitation, any related RAL Document, the Servicer, following the deposit of any payment or collection into such Deposit Account pursuant to Section 3.2, shall make allocations and withdrawals from such Deposit Account only as follows (unless otherwise provided below, the order set forth below constituting an order of priority for such allocations and withdrawals) ); provided, however, that if the Servicer has established and is maintaining both a Refund Deposit Account and a General Collections Deposit Account with respect to such Participated HSBC RAL and deposits are made concurrently into such accounts, then allocations and withdrawals of such concurrent deposits shall be made first from the related General Collections Deposit Account and then from the related Refund Deposit Account:
          (a) to withdraw any amount deposited in such Deposit Account which was not required to be deposited therein;
          (b) except as otherwise specified below, to allocate on its servicing records all amounts on deposit in such Deposit Account (that represent good funds, net of any prior withdrawals or allocations from the Deposit Account pursuant to this Section 3.4) no later than 4:30 p.m. Eastern time on the Business Day following receipt, in the order listed below; provided, however, that except as provided below, amounts on deposit must be received by the Servicer prior to 8:00 p.m. Eastern time on a Business Day; provided, further, that except as provided below, any amounts received at or after 8:00 p.m. Eastern time on a Business Day shall be deemed to have been received on the following Business Day:
          (i) to the applicable ERO, the Delinquent ERO Charges, (payable solely out of the Refund Paid), in the manner set forth in Section 9.8(a) of the Retail Distribution Agreement, net of Delinquent ERO Charge Collection Fees (if any, but in any event subject to Section 5.2(b)), which shall be retained by the Servicer;
          (ii) to allocate to the IMA Collection Ledger, all amounts outstanding with respect to any HSBC IMA originated during the related Calculation Period on which the related Settlement Product Client is the obligor;
          (iii) to the Originator in accordance with its RAL Ownership Interest, to each Participant in accordance with its respective Participation Interest, and to each holder of any other related participation interest in accordance with such interest (such rights of each Participant and holder under this clause (ii) being pari passu with the rights of the Originator and each other under this clause (ii)), the related RAL Principal Amount; provided, however, that if the source of payment of such amounts is the Refund Paid and if the Servicer receives an information file from the IRS regarding such Refund Paid on or before the second Business Day preceding receipt of such Refund Paid, then if the calendar day following receipt is not a Business Day, such amounts shall be allocated no later than 4:30 p.m. Eastern time on the day of receipt;
          (iv) to the Originator in accordance with its RAL Ownership Interest, to each Participant in accordance with its respective Participation Interest, and to each holder of any other related participation interest in accordance with such interest (such rights of each Participant and holder under this clause (iii) being pari passu with the rights of the Originator and each other under this clause (iii)), the Late Fees, if any; provided, however, that if the source of payment of such amounts is the Refund Paid and if the Servicer receives an information file from the IRS regarding such Refund Paid on or before the second Business Day preceding receipt of such Refund Paid, then if the calendar day following receipt is not a Business Day, such amounts shall be allocated no later than 4:30 p.m. Eastern time on the day of receipt;
          (v) to the applicable creditor or creditors, the First Priority Prior Indebtedness (payable in order of oldest to most recent First Priority Prior Indebtedness, in each case allocated in accordance with the priorities set forth in Section 3.4(b) or Section 3.6(b), as applicable, of this Servicing Agreement); provided, however, that if the source of payment of such amounts is the Refund Paid and if the Servicer receives an information file from the IRS regarding such Refund Paid on or before the second Business Day preceding receipt of such Refund Paid, then if the calendar day following receipt is not a Business Day, such amounts shall be allocated no later than 4:30 p.m. Eastern time on the day of receipt;
          (vi) to the applicable creditor or creditors, via ACH credit or otherwise in accordance with the servicing standard specified in the HSBC Servicing Agreement, the Second Priority Prior Indebtedness;

          (vii) to the applicable Person or Persons entitled thereto, via ACH credit or otherwise in accordance with the servicing standard specified in the HSBC Servicing Agreement, the Other Required Deductions;
          (viii) to the Person or Persons entitled thereto, via ACH credit or otherwise in accordance with the servicing standard specified in the HSBC Servicing Agreement, such other Authorized Deductions as the Settlement Products Client shall have authorized in writing, including any custodian for an XIRA; and
          (ix) to the Settlement Product Client, any remaining amounts to be processed as a Disbursement by the Originator;
provided, however, that if the Participated HSBC RAL is a Defaulted HSBC RAL, then the Servicer shall collect the applicable Defaulted RAL Collection Fee by withholding and retaining an amount (subject to Section 5.2(b)) equal to the product of (a) the applicable Defaulted RAL/IMA Collection Fee Percentage multiplied by (b) the applicable amounts otherwise distributable pursuant to subparagraphs (iii), (iv) and (v) above; and further provided, with respect to amounts specified in clauses (i), (iv), (v), (vi) and (vii) of Section 3.4(b) above, the Servicer shall on the later of (A) 38 days following the date of Application), or (B) such later date as may be required by applicable law, transfer to the appropriate account or withdraw and remit to the appropriate recipient, pursuant to wiring instructions from the Originator, all funds allocated pursuant to Section 3.4(b); and with respect to all other amounts specified in Section 3.4(b), the Servicer shall withdraw and remit such amounts to the appropriate recipient, pursuant to wiring instructions from the Originator, on such date of allocation; and further provided, that if any such amount is the subject of a dispute with any Settlement Product Client or third Person, no such disputed amounts shall be allocated or withdrawn from any Deposit Account until a final decision has been made by the Servicer regarding such disputed amount; and, then
          (c) to clear and terminate such Deposit Account upon the termination of the Servicer’s obligations with respect to such Deposit Account under this Servicing Agreement.
The parties hereto acknowledge that, with respect to Participated HSBC RALs, any related ERO Charges shall have already been paid out of related RAL proceeds pursuant to Section 9.8 of the Retail Distribution Agreement. Notwithstanding the foregoing, the order of priority of distributions specified in clause (b) above shall be subject to the priority of distributions specified in any existing collection agreement related to applicable Second Priority Prior Indebtedness and to which the Servicer is party; provided, however, that any new collection agreement entered into by the Servicer (which shall include any existing collection agreement to which the Servicer is party and as to which the Servicer exercises an option held by it to extend the term of such collection agreement beyond December 31, 2007) shall provide for priority of distributions consistent with clause (b) above.
     Section 3.5. Authorized Withdrawals Related to RACs, Denied Classic RALs and Denied Classic eRALs. With respect to any Deposit Account related to a RAC, Denied Classic RAL or Denied Classic eRAL, and in accordance with the corresponding Application and other related documents, the Servicer, following the deposit of any payment or collection into such Deposit Account pursuant to Section 3.2, shall make allocations and withdrawals from such Deposit Account only as follows (the order set forth below constituting an order of priority for such allocations and withdrawals):
          (a) to withdraw any amount deposited in such Deposit Account which was not required to be deposited therein;
          (b) except as otherwise specified below, to allocate on its servicing records all amounts on deposit in such Deposit Account (that represent good funds, net of any prior allocations or withdrawals from the Deposit Account pursuant to this Section 3.5) no later than 4:30 p.m. Eastern time on the Business Day following receipt, in the order listed below; provided, however, that except as provided below, amounts on deposit must be received by the Servicer prior to 8:00 p.m. Eastern time on a Business Day; provided, further, that except as provided below, any amounts received at or after 8:00 p.m. Eastern time on a Business Day shall be deemed to have been received on the following Business Day:
          (i) to the applicable ERO, the ERO Charges, (payable solely out of the Refund Paid), in the manner and at such times as set forth in Section 9.8(a) or Section 9.8(b), as applicable, of the Retail Distribution Agreement;
          (ii) to the applicable ERO, the Delinquent ERO Charges, (payable solely out of the Refund Paid), in the manner set forth in Section 9.8(a) of the Retail Distribution Agreement, net of Delinquent ERO Charge Collection Fees (if any, but in any event subject to Section 5.2(b)), which shall be retained by the Servicer;
          (iii) to the Originator, the Refund Account Fee;
          (iv) to allocate to the IMA Collection Ledger, all amounts outstanding with respect to any HSBC IMA originated during the related Calculation Period on which the related Settlement Product Client is the obligor;
          (v) to the applicable creditor or creditors, the First Priority Prior Indebtedness (payable in order of oldest to most recent First Priority Prior Indebtedness, in each case allocated in accordance with the priorities set forth in Section 3.4(b) or Section 3.6(b), as applicable, of this Servicing Agreement); provided, however, that if the source of payment of such amounts is the Refund Paid and if the Servicer receives an information file from the IRS regarding such Refund Paid on or before the second Business Day preceding receipt of such Refund Paid, then if the calendar day following receipt is not a Business Day, such amounts shall be allocated no later than 4:30 p.m. Eastern time on the day of receipt;
          (vi) to the applicable creditor or creditors, via ACH credit or otherwise in accordance with the servicing standard specified in the HSBC Servicing Agreement, the Second Priority Prior Indebtedness;

          (vii) to the Person or Persons entitled thereto, via ACH credit or otherwise in accordance with the servicing standard specified in the HSBC Servicing Agreement, the Other Required Deductions;
          (viii) to the Person or Persons entitled thereto, via ACH credit or otherwise in accordance with the servicing standard specified in the HSBC Servicing Agreement, such other Authorized Deductions as the Settlement Products Client shall have authorized in writing, including any custodian for an XIRA; and
          (ix) to the Settlement Product Client, any remaining amounts to be processed as a RAC;
provided, however, that the Servicer shall collect the applicable Defaulted RAL Collection Fee, if any, by withholding and retaining an amount (subject to Section 5.2(b)) equal to the product of (a) the applicable Defaulted RAL Collection Fee Percentage multiplied by (b) the applicable amounts otherwise distributable pursuant to subparagraph (v) above; and further provided, with respect to amounts specified in clauses (ii), (v), (vi) and (vii) of Section 3.5(b) above, the Servicer shall on the later of (A) 38 days following the date of Application, or (B) such later date as may be required by applicable law, transfer to the appropriate account or withdraw and remit to the appropriate recipient, pursuant to wiring instructions from the Originator, all funds allocated pursuant to Section 3.5(b); and with respect to all other amounts specified in Section 3.5(b), the Servicer shall withdraw and remit such amounts to the appropriate recipient, pursuant to wiring instructions from the Originator, on such date of allocation; and further provided, that if any such amount is the subject of a dispute with any Settlement Product Client or third Person, no such disputed amounts with shall be allocated or withdrawn from any Deposit Account until a final decision has been made by the Servicer regarding such disputed amount; and, then
          (c) to clear and terminate such Deposit Account upon the termination of the Servicer’s obligations with respect to such Deposit Account under this Servicing Agreement.
Notwithstanding the foregoing, the order of priority of distributions specified in clause (b) above shall be subject to the priority of distributions specified in any existing collection agreement related to applicable Second Priority Prior Indebtedness and to which the Servicer is party; provided, however, that any new collection agreement entered into by the Servicer (which shall include any existing collection agreement to which the Servicer is party and as to which the Servicer exercises an option held by it to extend the term of such collection agreement beyond December 31, 2007) shall provide for priority of distributions consistent with clause (b) above.
     Section 3.6. Authorized Withdrawals of Amounts Recorded on the IMA Collection Ledger. With respect to any amount recorded on the IMA Collection Ledger and in accordance with the corresponding Application and other related documents including, without limitation, any related IMA Document, the Servicer, following the deposit of any payment or collection into such Deposit Account pursuant to Section 3.2 shall make withdrawals on account of the IMAs recorded on the IMA Collection Ledger only as follows (unless otherwise provided below, the order set forth below constituting an order of priority for such withdrawals):

          (a) to reallocate any such amount recorded on such IMA Collection Ledger which was not required to be recorded thereon;
          (b) except as otherwise specified below, to remit all such amounts recorded on such IMA Collection Ledger (that represent good funds, net of any prior withdrawals or reallocations of amount recorded on the IMA Collection Ledger pursuant to this Section 3.6) no later than 4:30 p.m. Eastern time on the Business Day following receipt, pursuant to wiring instructions from the Originator, in the order listed below; provided, however, that except as provided below, any such amounts on deposit must be received by the Servicer prior to 8:00 p.m. Eastern time on a Business Day; provided, further, that except as provided below, any such amounts received at or after 8:00 p.m. Eastern time on a Business Day shall be deemed to have been received on the following Business Day:
          (i) with respect to each related HSBC IMA, to the Originator in accordance with its IMA Ownership Interest, to each Participant in accordance with its respective Participation Interest, and to each holder of any other related participation interest in accordance with such interest (such rights of each Participant and holder under this clause (i) being pari passu with the rights of the Originator and each other under this clause (i)), the related IMA Fee;
          (ii) with respect to each related HSBC IMA, to the Originator in accordance with its IMA Ownership Interest, to each Participant in accordance with its respective Participation Interest, and to each holder of any other related participation interest in accordance with such interest (such rights of each Participant and holder under this clause (ii) being pari passu with the rights of the Originator and each other under this clause (ii)), the related Principal Amount;
          (iii) with respect to each related HSBC IMA, to the Originator in accordance with its IMA Ownership Interest, to each Participant in accordance with its respective Participation Interest, and to each holder of any other related participation interest in accordance with such interest (such rights of each Participant and holder under this clause (iii) being pari passu with the rights of the Originator and each other under this clause (iii), the Late Fees, if any;
provided, however, that if any such HSBC IMA is a Defaulted HSBC IMA and that the Servicer has not already collected the applicable Defaulted RAL/IMA Collection Fee pursuant to Section 3.4(b) or Section 3.5(b), then the Servicer shall collect the applicable Defaulted RAL/IMA Collection Fee by withholding and retaining an amount (subject to Section 5.2(b)) equal to the product of (a) the applicable Defaulted RAL/IMA Collection Fee Percentage multiplied by (b) the applicable amounts otherwise distributable pursuant to subparagraphs (i), (ii) and (iii) above; and
          (c) to clear and terminate such Deposit Account upon the termination of the Servicer’s obligations with respect to such Deposit Account under this Servicing Agreement.
     Section 3.7. Priority. The Servicer shall not withdraw from any Deposit Account and remit to any party any amounts in satisfaction of any indebtedness, obligations or otherwise of any Settlement Products Client prior to satisfaction of all obligations, indebtedness and otherwise of such Settlement Products Client under subsections (a) and (b) of Sections 3.3, 3.4 or 3.5, as applicable.
     Section 3.8. No Set-off. Except as otherwise specifically provided in this Article III with respect to retention of Defaulted RAL/IMA Collection Fees, none of the Servicer, the Originator or any Affiliate thereof shall have any right to set-off against amounts payable hereunder to any Participant or any Affiliate thereof. The parties agree that the preceding sentence shall not be construed to limit or adversely affect the ability of any Block Company to apply or offset the Defaulted RAL/IMA Collection Fee Credit against amounts payable to any HSBC Company in the manner set forth in Section 5.2.
ARTICLE IV
STATEMENTS AND REPORTS
     Section 4.1. Reporting by the Servicer.
          (a) The Servicer shall provide, or cause to be provided, as applicable, to the relevant Originator and each Participant the following:
          (i) No later than 8:30 a.m. Eastern time on each Business Day, a report setting forth (A) the aggregate amount of collections processed by Servicer on the immediately preceding Business Day and the Originator’s and each Participant’s share thereof, (B) the number of and aggregate amount outstanding of HSBC RALs and HSBC IMAs as of the close of business on the immediately preceding Business Day and the relevant Originator’s and each Participant’s share thereof, and (C) the number and principal amount of HSBC RALs and HSBC IMAs funded by such Originators on the immediately preceding Business Day on a “checks cleared” basis and such Originators’ and each Participant’s share of collections related thereto;
          (ii) On the second Business Day following December 15 of each Tax Year, estimates (based upon information available as of December 15 of such Tax Year) of (a) the IRS Collections Percentage with respect to such Tax Year and the Defaulted RAL/IMA Collection Fee Credit, and (b) the HSBC Servicing Fee and the Block Servicing Fee for the related Calculation Period, along with supporting data, documentation and computations for each such estimate;
          (iii) On the second Business Day following the conclusion of each Tax Year, its determination (as of the end of such Tax Year) of (a) the IRS Collections Percentage with respect to such Tax Year and the Defaulted RAL/IMA Collection Fee Credit, and (b) the HSBC Servicing Fee and the Block Servicing Fee for the related Calculation Period, along with supporting data, documentation and computations for each such determination;
          (iv) Unless a Type II SAS 70 report (or any equivalent thereof or successor thereto) has been previously delivered pursuant to Section 6.10 of the Retail Distribution Agreement in the then-current calendar year, on the thirtieth (30th) day of the second month immediately following the end of each of the Originator’s and Servicer’s fiscal year, as applicable, a report prepared by a nationally recognized independent accounting firm regarding its evaluation of the Originator’s or Servicer’s, as applicable, internal accounting controls relative to its respective obligations under the Program Contracts with respect to the Settlement Products, such report including an opinion (assuming the accuracy of any reports generated by the agents of Originator or Servicer, as applicable) of such accounting firm that the systems of internal accounting controls of the Originator or the Servicer, as applicable, in effect on the day set forth in the report were sufficient for the prevention and detection of errors for such exceptions, errors or irregularities as such firm shall believe to be immaterial to the financial statements of the Originator or the Servicer, as applicable, and such other exceptions, errors or irregularities as shall be set forth in such report; provided, however, that the HSBC Companies and the Block Companies shall split equally expenses incurred by the HSBC Companies in connection with the preparation of any such reports; provided, further, that the Block Companies’ portion of such expenses shall not exceed Fifty Thousand Dollars ($50,000) in any year of the Term of this Servicing Agreement;
          (v) At the request of any Participant (but not more often than annually), on or before June 30 of each year, a special report that the Servicer shall obtain from its independent certified public accountants (in such form and subject to such assumptions, limitations and qualifications as such accountants generally require for special reports of such type) that shall in effect state that the amounts calculated for the Servicer’s Block Servicing Fee, the HSBC Servicing Fee, the IRS Collections Percentage, the Defaulted RAL/IMA Collection Fee Percentage and the Defaulted RAL/IMA Collection Fee Credit for the previous Calculation Period or Tax Year, as applicable, under Article V hereof are in compliance with the terms of this Servicing Agreement or stating the nature of any variance from the terms of this Servicing Agreement, provided, that each requesting Participant and the Servicer shall share the cost of such report equally (with each such Participant reimbursing the Servicer for such Participant’s share such cost); and
          (vi) Any statement, report or information reasonably requested by the Originator or any Participant; provided, however, that the Servicer shall not be required to provide copies of any statement, report or information requested by, or provided to, any applicable regulatory agency; provided, further, that the preceding proviso shall not preclude the provision of the same or similar information to the extent that the request therefor is not specifically framed in the context of responses to requests of applicable regulatory agencies.
          (b) Unless otherwise specifically stated herein, if the Servicer is required to deliver any statement, report or information under any provision of this Servicing Agreement, the Servicer shall satisfy such obligation by delivering such statement, report or information in a commonly used electronic format.

ARTICLE V
SERVICER COMPENSATION AND EXPENSES
     Section 5.1. HSBC Servicing Fee and Block Servicing Fee.
     (a) In consideration for the Settlement Products Servicing performed by the Servicer pursuant to this Servicing Agreement, as soon as possible after December 31st, but in any event on or before the fifth Business Day after such date, following each Tax Period during the Term of the Retail Distribution Agreement (beginning in December 2007):
     (i) HSBC TFS shall pay to the Servicer the applicable HSBC Servicing Fee; and
     (ii) BFC shall pay to the Servicer the applicable Block Servicing Fee;
in each case via wire transfer of immediately available funds to an account designated in writing by the Servicer.
     (b) The Servicer shall not have a right of set-off to collect the HSBC Servicing Fee or the Block Servicing Fee from any funds held, or amount payable, by the Servicer pursuant to the Servicing Agreement. The Servicer shall not have any lien on amounts payable to any Participant hereunder.
     Section 5.2. Defaulted RAL/IMA Collection Fee; Defaulted RAL/IMA Collection Fee Credit.
          (a) In addition to the servicing fees described in section 5.1 above, as consideration for collection of certain Defaulted HSBC RALs and Defaulted HSBC IMAs, the Servicer shall be entitled to receive a Defaulted RAL/IMA Collection Fee for each Defaulted HSBC RAL and Defaulted HSBC IMA solely from the funds, and in accordance with the payment provisions, specified in Article III of this Servicing Agreement.
          (b) Notwithstanding any provision of any Program Contract to the contrary, the Defaulted RAL/IMA Collection Fee Credit shall, at the sole option of the applicable Block Company, be offset against any amount owed (either directly or by way of allocation of losses) by any of the Block Companies to any of the HSBC Companies with respect to the Settlement Products Program, including but not limited to any portion of Defaulted RAL/IMA Collection Fees or Delinquent ERO Charge Collection Fees allocable to a Block Company (or an Affiliate thereof, but in no event allocable to a Franchisee) in its capacity as a Participant or an ERO.
     Section 5.3. Servicing Expense. The Servicer shall pay all expenses incurred by it in connection with its Settlement Products Servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein or as provided in the HSBC Servicing Agreement (but only to the extent that the HSBC Servicing Agreement does not provide for payment of such amounts by any Participant out of its own funds or by retention or offset of amounts otherwise payable to any Participant hereunder or the Participation Agreement).

ARTICLE VI
THE SERVICER, THE ORIGINATOR AND
THE PARTICIPANTS
     Section 6.1. Subservicing. The Servicer shall provide oversight and supervision with regard to the performance of all subcontracted services and any subservicing agreement shall be consistent with and subject to the provisions of this Servicing Agreement. Neither the existence of any subservicing agreement nor any of the provisions of this Servicing Agreement relating to subservicing shall relieve the Servicer of its obligations hereunder. Notwithstanding any such subservicing agreement, the Servicer shall be obligated to the same extent and under the same terms and conditions as if the Servicer alone was servicing and administering the related Settlement Products in accordance with the terms of this Servicing Agreement. The Servicer shall be solely liable for all fees owed by it to any subservicer, regardless of whether the Servicer’s compensation hereunder is sufficient to pay such fees.
     Section 6.2. Servicer Not to Assign. Except as otherwise provided in Section 1.3(b), the Servicer may not assign this Servicing Agreement or any of its rights, powers, duties or obligations hereunder without the written consent of the Originator and each Participant.
ARTICLE VII
REPRESENTATIONS AND WARRANTIES OF THE BLOCK COMPANIES
     Section 7.1. Representations Incorporated by Reference. Each Block Company that is a party to this Servicing Agreement represents and warrants, with respect to itself only, to each of the HSBC Companies that is a party to this Servicing Agreement that each representation and warranty made by it in Article III of the Retail Distribution Agreement is true and correct, each and all of which are made as of the date hereof (except the representations and warranties in Section 3.6 of the Retail Distribution Agreement) and as of each day during the term of this Servicing Agreement.
ARTICLE VIII
REPRESENTATIONS AND WARRANTIES OF THE HSBC COMPANIES
     Section 8.1. Representations Incorporated by Reference. Each HSBC Company that is a party to this Servicing Agreement represents and warrants, with respect to itself only, to each of the Block Companies that is a party to this Servicing Agreement that each representation and warranty made by it in Article IV of the Retail Distribution Agreement is true and correct, each and all of which are made as of the date hereof and (except the representations and warranties in Section 4.6 of the Retail Distribution Agreement) as of each day during the term of this Servicing Agreement.
ARTICLE IX
DEFAULT OF BFC AND REMEDIES OF HSBC COMPANIES AND THE SERVICER
     Section 9.1. BFC Events of Default. The occurrence of any one or more of the following events for any reason whatsoever (whether voluntary or involuntary, by operation of law or otherwise) shall constitute an event of default with respect to BFC:

          (a) BFC fails to observe or perform any covenant applicable to it contained in this Servicing Agreement (or, in the event such covenant does not contain a Material Adverse Effect qualification, so long as such failure could reasonably be expected to have a Material Adverse Effect) and the same shall remain unremedied for five (5) days or more following receipt of written notice of such failure;
          (b) any representation, warranty, certification or statement made by BFC in this Servicing Agreement shall prove to have been incorrect in any respect (or, in the event such representation, warranty, certificate or statement made in this Servicing Agreement does not contain a Material Adverse Effect qualification, so long as such incorrect representation, warranty, certification or statement could reasonably be expected to have a Material Adverse Effect); or
          (c) a Block Event of Default occurs under the Retail Distribution Agreement.
     Section 9.2. Remedies.
          (a) If any event of default by BFC under Section 9.1 has occurred and is continuing and adversely affects any HSBC Company party hereto, other than the Servicer, the following actions may be taken:
          (i) Termination. Any HSBC Company other than the Servicer may terminate itself as a party to this Servicing Agreement. Such HSBC Company terminating itself as a party to this Servicing Agreement under this Section 9.2(a)(i) shall promptly provide written notice to BFC and the Servicer. The effective date of any termination shall be the date such corresponding notice was received by BFC. For purposes of this Section 9.2(a)(i), a termination by such HSBC Company shall only be with respect to itself as a party to this Servicing Agreement and shall not be deemed to be a termination of this Servicing Agreement with respect to any other party.
          (ii) Other Rights and Remedies. Subject to Section 9.2(b), any HSBC Company may exercise any rights and remedies provided to it under the Servicing Agreement or at law or equity.
          (b) If any event of default by BFC under Section 9.1 has occurred and is continuing and adversely affects the Servicer, the Servicer may exercise any rights and remedies provided to it under the Servicing Agreement or at law or equity; provided, however, the Servicer shall be prohibited from terminating this Servicing Agreement or suspending, in whole or in part, its performance hereunder.
     Section 9.3. Default Rate. If any event of default of BFC has occurred and is continuing, and all or any portion of the Obligations hereunder of BFC are outstanding, such Obligations or any portion thereof shall bear interest at the Default Rate until such Obligations or such portion thereof plus all interest thereon are paid in full.
     Section 9.4. Waiver. Any HSBC Company may waive, in writing, any event of default of BFC. Upon any such waiver of a past event of default of BFC, such event of default of BFC shall cease to exist; provided, however, that such waiver shall not excuse or discharge any

Obligations relating to or liabilities arising from such event of default of BFC. No such waiver shall extend to any subsequent or other event of default of BFC or impair any right consequent thereon except to the extent expressly so waived.
ARTICLE X
DEFAULT OF HSBC COMPANIES AND REMEDIES OF BFC AND THE SERVICER
     Section 10.1. HSBC Company Events of Default. The occurrence of any one or more of the following events for any reason whatsoever (whether voluntary or involuntary, by operation of law or otherwise) shall constitute an event of default with respect to any HSBC Company party hereto:
          (a) such HSBC Company fails to observe or perform any covenant applicable to it contained in this Servicing Agreement (or, in the event such covenant does not contain a Material Adverse Effect qualification, so long as such failure could reasonably be expected to have a Material Adverse Effect), following receipt of notice of such failure and the same shall remain unremedied for five (5) days or more following receipt of such notice;
          (b) any representation, warranty, certification or statement made by such HSBC Company in this Servicing Agreement is incorrect in any respect (or, in the event such representation, warranty, certificate or statement made in this Servicing Agreement does not contain a Material Adverse Effect qualification, so long as such incorrect representation, warranty, certification or statement could reasonably be expected to have a Material Adverse Effect); or
          (c) a HSBC Event of Default occurs under the Retail Distribution Agreement.
     Section 10.2. Remedies.
          (a) If any event of default by any HSBC Company under Section 10.1 has occurred and is continuing and adversely affects BFC, the following actions may be taken:
          (i) Termination. BFC may terminate this Servicing Agreement. In the event BFC terminates this Servicing Agreement under this Section 10.2(a)(i), it shall promptly provide written notice to each HSBC Company and the Servicer. The effective date of any termination shall be the earliest date such corresponding notice was received by any HSBC Company.
          (ii) Other Rights and Remedies. BFC may exercise any rights and remedies provided to it under the Servicing Agreement or at law or equity.
          (b) If any event of default by any HSBC Company under Section 10.1 has occurred and is continuing and adversely affects the Servicer, the Servicer may exercise any rights and remedies provided to it under the Servicing Agreement or at law or equity; provided, however, the Servicer shall be prohibited from terminating this Servicing Agreement or suspending, in whole or in part, its performance hereunder.

     Section 10.3. Default Rate. If any event of default of any HSBC Company has occurred and is continuing, and all or any portion of the Obligations hereunder of the HSBC Companies parties hereto are outstanding, such Obligations or any portion thereof shall bear interest at the Default Rate until such Obligations or such portion thereof plus all interest thereon are paid in full.
     Section 10.4. Waiver. BFC may waive, in writing, any event of default of any HSBC Company. Upon any such waiver of a past event of default of any HSBC Company, such event of default of such HSBC Company shall cease to exist; provided, however, that such waiver shall not excuse or discharge any Obligations relating to or liabilities arising from such event of default of such HSBC Company. No such waiver shall extend to any subsequent or other event of default of any HSBC Company or impair any right consequent thereon except to the extent expressly so waived.
ARTICLE XI
DEFAULT OF THE SERVICER AND REMEDIES OF BFC AND HSBC COMPANIES
     Section 11.1. Servicer Events of Default. The occurrence of any one or more of the following events for any reason whatsoever (whether voluntary or involuntary, by operation of law or otherwise) shall constitute an event of default with respect to the Servicer (each, a “Servicer Event of Default”):
          (a) the Servicer fails to remit to HSBC Bank or any Participant any payment required to be so remitted by the Servicer under the terms of this Servicing Agreement when and as due;
          (b) the Servicer fails to observe or perform any other covenant applicable to it contained in the HSBC Servicing Agreement or this Servicing Agreement (or, in the event such covenant does not contain a Material Adverse Effect qualification, so long as such failure could reasonably be expected to have a Material Adverse Effect), following receipt of notice of such failure and the same shall remain unremedied for ten (10) days or more following receipt of such notice;
          (c) any representation, warranty, certification or statement made by the Servicer in this Servicing Agreement shall prove to have been incorrect in any respect (or, in the event such representation, warranty, certificate or statement made in this Servicing Agreement does not contain a Material Adverse Effect qualification, so long as such incorrect representation, warranty, certification or statement could reasonably be expected to have a Material Adverse Effect);
          (d) a HSBC Event of Default occurs under the Retail Distribution Agreement; or
          (e) any termination of the HSBC Servicing Agreement.

     Section 11.2. Remedies.
          (a) If any Servicer Event of Default has occurred and is continuing and adversely affects HSBC Bank, the following actions may be taken:
          (i) Termination. HSBC Bank may terminate itself as a party to this Servicing Agreement. In the event HSBC Bank terminates itself as a party to this Servicing Agreement under this Section 11.2(a)(i), it shall promptly provide written notice to the Servicer and the Participants. The effective date of any termination shall be the date such corresponding notice was received by the Servicer. For purposes of this Section 11.2(a)(i), a termination by HSBC Bank shall only be with respect to itself as a party to this Servicing Agreement and shall not be deemed to be a termination of this Servicing Agreement with respect to any other party.
          (ii) Replacement of the Servicer. HSBC Bank may terminate this Servicing Agreement and the HSBC Servicing Agreement; provided, that the effective date of such termination shall be the date on which a substitute servicer reasonably acceptable to HSBC Bank and the Participants has entered into a substitute servicing agreement, substantially similar to this Servicing Agreement, with HSBC Bank and the Participants, and the HSBC Servicing Agreement, with HSBC Bank, immediately prior to such termination of Servicer as a party to this Servicing Agreement and the HSBC Servicing Agreement.
          (iii) Other Rights and Remedies. HSBC Bank may exercise any rights and remedies provided to it under the Servicing Agreement or at law or equity.
          (b) If any Servicer Event of Default has occurred and is continuing and adversely affects any Participant, the following actions may be taken:
          (i) Termination. Such Participant may terminate itself as a party to this Servicing Agreement. Any Participant terminating itself as a party to this Servicing Agreement under this Section 11.2(b)(i) shall promptly provide written notice to the Servicer and HSBC Bank. The effective date of any termination shall be the date such corresponding notice was received by the Servicer. For purposes of this Section 11.2(b)(ii), a termination by any Participant shall only be with respect to itself as a party to this Servicing Agreement and shall not be deemed to be a termination of this Servicing Agreement with respect to any other party.
          (ii) Replacement of the Servicer. Such Participant may terminate this Servicing Agreement; provided, that the effective date of such termination shall be the date on which a substitute servicer reasonably acceptable to HSBC Bank and the Participants has entered into a substitute servicing agreement, substantially similar to this Servicing Agreement, with HSBC Bank and the Participants immediately prior to such termination of Servicer as a party to this Servicing Agreement.
          (iii) Other Rights and Remedies. Such Participant may exercise any rights and remedies provided to it under the Servicing Agreement or at law or equity.

     Section 11.3. Default Rate. If any Servicer Event of Default has occurred and is continuing, and all or any portion of the Obligations hereunder of the Servicer are outstanding, such Obligations or any portion thereof shall bear interest at the Default Rate until such Obligations or such portion thereof plus all interest thereon are paid in full.
     Section 11.4. Substitute Servicer. On or after the receipt by the Servicer of such written notice of termination of this Servicing Agreement, and if applicable, the HSBC Servicing Agreement, all authority and power of the Servicer under this Servicing Agreement, and if applicable, the HSBC Servicing Agreement, whether with respect to the Settlement Products or otherwise, shall pass to and be vested in the substitute servicer, and the Servicer agrees to cooperate with HSBC Bank and each Participant in terminating the Servicer’s rights and responsibilities hereunder and under the HSBC Servicing Agreement, including, without limitation, the transfer to the substitute servicer of the servicing files and the funds held in the accounts as set forth in this Servicing Agreement.
ARTICLE XII
TERMINATION; TRANSFER OF PARTICIPATED HSBC RALS AND IMAS
     Section 12.1. Term. The term of this Servicing Agreement shall begin as of October 15, 2006 and shall terminate in accordance with Section 12.2; provided, however, that notwithstanding any other provision of this Servicing Agreement, in the event HSBC Trust shall not have received by October 15, 2006 all regulatory approvals required for it to become subject to the terms of this Servicing Agreement that HSBC Trust deems reasonably necessary, this Servicing Agreement shall be effective as to HSBC Trust, and the term of this Servicing Agreement shall begin as to HSBC Trust, only on such later date, if any, as all such approvals are received.
     Section 12.2. Termination.
          (a) This Servicing Agreement shall terminate immediately, upon the mutual written agreement of all of the parties hereto.
          (b) This Servicing Agreement shall terminate in accordance with Section 11.2(a)(ii) and Section 11.2(b)(ii).
     Section 12.3. Termination of Agreement.
          (a) In no event shall the Settlement Product Servicing obligations of the Servicer terminate prior to HSBC Bank and each Participant entering into a servicing agreement substantially similar hereto with a substitute servicer reasonably acceptable to HSBC Bank and each Participant.
          (b) Termination pursuant to this Article XII or as otherwise provided herein shall be without prejudice to any rights of HSBC Bank, any Participant or the Servicer which may have accrued through the date of termination hereunder. Upon such termination, the Servicer shall (i) remit all funds in the Deposit Accounts to such Person as is designated in writing by HSBC Bank and the Participants; (ii) deliver all related servicing files to the Persons designated in writing by HSBC Bank and the Participants; and (iii) fully cooperate with HSBC

           Bank, the Participants and any substitute servicer to effectuate an orderly transition of Settlement Product Servicing of the related Settlement Products.
ARTICLE XIII
MISCELLANEOUS PROVISIONS
     Section 13.1. Survival.
          (a) The rights and obligations of the parties hereto under Articles I, II, III, IV, V, VI, VII, VIII and XII of this Servicing Agreement shall survive the termination or expiration of this Servicing Agreement until such time as no liabilities hereunder are due and owing to the Originator or any Participant; except that Section 3.3(b)(i), Section 3.4(b)(i), Section 3.5(b)(i) and Section 3.5(b)(ii) shall survive the termination or expiration of this Servicing Agreement to and including December 31 occurring in the Tax Year in which the Participation Agreement is terminated or expires.
          (b) The (i) representations and warranties of the parties hereto and (ii) the rights and obligations of the parties hereto under Articles IX, X, XI and XIII of this Servicing Agreement shall survive the termination or expiration of this Servicing Agreement indefinitely.
     Section 13.2. No Waivers; Remedies Cumulative. No failure or delay by any party hereto in exercising any right, power or privilege under this Servicing Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law, by other agreement or otherwise.
     Section 13.3. Notices. All notices, requests and other communications to any party hereunder shall be provided in the manner set forth in Section 22.3 of the Retail Distribution Agreement.
     Section 13.4. Severability. In case any provision of or obligation under this Servicing Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     Section 13.5. Amendments and Waivers. Any provision of this Servicing Agreement may be amended or waived only if such amendment or waiver is in writing and is signed by all of the parties hereto.
     Section 13.6. Successors and Assigns. The provisions of this Servicing Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no such party may assign or otherwise transfer any of its rights under this Servicing Agreement without the prior written consent of all parties signatory hereto except as otherwise provided in Section 1.3 and Section 6.1 hereof.
     Section 13.7. Headings. Headings and captions used in this Servicing Agreement (including all exhibits and schedules thereto) are included herein for convenience of reference only and shall not constitute a part of this Servicing Agreement for any other purpose or be given any substantive effect.
     Section 13.8. Alternative Dispute Resolution. ANY DISPUTE BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS SERVICING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN (EXCEPT JUDICIAL ACTION FOR SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF) SHALL BE RESOLVED AMONG THE PARTIES TO SUCH DISPUTE BY NEGOTIATIONS, MEDIATION AND ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE XXI OF THE RETAIL DISTRIBUTION AGREEMENT, WHICH ARE INCORPORATED HEREIN BY REFERENCE.
     Section 13.9. Governing Law; Submission to Jurisdiction. THIS SERVICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MISSOURI. WITHOUT LIMITING THE EFFECT OF SECTION 13.8 HEREOF AND ARTICLE XXI OF THE RETAIL DISTRIBUTION AGREEMENT, EACH OF THE PARTIES HERETO HEREBY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND/OR STATE COURTS SITTING IN ST LOUIS, MISSOURI FOR PURPOSES OF ALL LEGAL PROCEEDINGS FOR SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF PERMITTED BY SECTION 21.12 OF THE RETAIL DISTRIBUTION AGREEMENT, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (C) IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH PROCEEDING IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13.3 AND AGREES THAT NOTHING IN THIS SERVICING AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS SERVICING AGREEMENT TO SERVE PROCESS IN ANY SUCH PROCEEDING IN ANY OTHER MANNER PERMITTED BY LAW.
     Section 13.10. Waiver of Jury Trial. WITHOUT LIMITING THE EFFECT OF SECTION 13.8 HEREOF, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATING TO THIS SERVICING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     Section 13.11. Counterparts. This Servicing Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Servicing Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.
     Section 13.12. Entire Agreement. This Servicing Agreement and the other Program Contracts constitute the entire agreement and understanding among the parties hereto, and supersede and extinguish any and all prior agreements and understandings, oral or written relating to the operation of the Settlement Products Program on and after July 1, 2006. For the avoidance of doubt, (i) this Servicing Agreement and the other Program Contracts shall govern the operation of the Settlement Products Program on and after July 1, 2006, (ii) the Prior Program Agreements shall continue to govern the operation of the current program until their expiration on June 30, 2006 in accordance with their terms, and (iii) nothing in this Servicing Agreement or the other Program Contracts shall affect the rights and obligations of the parties to the Prior Program Agreements, whenever arising, under such Prior Program Agreements, which remain valid and enforceable in accordance with their terms.
     Section 13.13. Reinstatement. This Servicing Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any party hereto for liquidation or reorganization, should any party hereto become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any party’s assets or properties, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the obligations hereunder, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of such obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the obligations hereunder shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
     Section 13.14. Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Servicing Agreement with its counsel.
     Section 13.15. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Servicing Agreement. In the event any ambiguity or question of intent or interpretation arises, this Servicing Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Servicing Agreement.
     Section 13.16. Conflict of Terms. Except as otherwise provided in this Servicing Agreement or any of the other Program Contracts by specific reference to the applicable provisions of this Servicing Agreement, if any provision contained in this Servicing Agreement conflicts with any provision in any of the other Program Contracts, other than the Indemnification Agreement and the Retail Distribution Agreement, the provisions contained in this Servicing Agreement shall govern and control. If there if a conflict between this Servicing Agreement and the Retail Distribution Agreement (but not the Indemnification Agreement), then the Retail Distribution Agreement shall control. If there is a conflict between the Servicing Agreement and the Indemnification Agreement, the Indemnification Agreement shall control.
     Section 13.17. Further Execution. Each party hereto shall execute any and all documents as are necessary or desirable to consummate the transactions contemplated hereby.
     Section 13.18. Expenses. Except as otherwise provided herein or in any Program Contract, each party hereto shall pay its own expenses, including the expenses of its own counsel and its own accountants, in connection with the consummation of the transactions contemplated by this Servicing Agreement.

     Section 13.19. No Implied Relationship. Notwithstanding any provision herein to the contrary:
          (a) This Servicing Agreement shall not be construed to establish a partnership or joint venture between the parties hereto.
          (b) All personnel employed or otherwise engaged by any party hereto to perform the obligations and duties of such party hereunder shall not be deemed to be employees of any other party hereto. In addition, the party employing or otherwise engaging such employees, shall at all times be responsible for the compensation of, and payment of applicable state and federal income taxes with respect to, any personnel employed by such party to perform any services hereunder.
     Section 13.20. No Third Party Beneficiaries. This Servicing Agreement is for the sole benefit of the parties hereto and their permitted successors and assigns and nothing in this Servicing Agreement, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy, of any nature whatsoever under or by reason of this Servicing Agreement.
     Section 13.21. Force Majeure. No party hereto shall be liable for failure to satisfy or delays in the satisfaction of its Obligations, except failure or delay with respect to its payment obligations, as a result of a Force Majeure Event.
     Section 13.22. Limitation of Scope of Representations and Warranties and Other Disclosures. The representations, warranties and other disclosures set forth by each party hereto are only made for the benefit of the parties hereto and the purpose of the transactions contemplated hereby and are not intended for use by any person with respect to any acquisition or disposition of any security of any party hereto.
     Section 13.23. Inspection and Audit Rights. Each Participant shall have those inspection and audit rights set forth in Section 6.7 of the Retail Distribution Agreement.
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     THIS SERVICING AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.
     IN WITNESS WHEREOF, the parties hereto have caused this HSBC Settlement Products Servicing Agreement to be executed by their respective duly authorized officers as of the date set forth above.

HSBC BANK USA, NATIONAL ASSOCIATION,
a national banking association

By:
Name:
Title:

HSBC TAXPAYER FINANCIAL SERVICES, INC.,
a Delaware corporation

By:
Name:
Title:

HSBC TRUST COMPANY (DELAWARE), NATIONAL ASSOCIATION,
a national banking association

By:
Name:
Title:

BLOCK FINANCIAL CORPORATION,
a Delaware corporation

By:
Name:
Title: